                                                                               .
                                                                               .
                                                                               .

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                TOP FIVE PORTFOLIO INDUSTRIES       5
                             TOP TEN HOLDINGS       5
                         CURRENT DISTRIBUTION       6
              Q&A WITH YOUR PORTFOLIO MANAGER       7
                            GLOSSARY OF TERMS      10
                      A FOCUS ON SENIOR LOANS      11

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      33
                NOTES TO FINANCIAL STATEMENTS      38
                   DIVIDEND REINVESTMENT PLAN      44



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      45

Regardless of the market environment, your investment goals don't go away.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
February 20, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals?
                  At Van Kampen, we believe that
                  diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

JANUARY'S ECONOMIC DATA BORE A STRIKING RESEMBLANCE TO THE PREVIOUS 12 MONTHS:
CONSUMERS SPENT, BUSINESSES EXHIBITED GUARDED OPTIMISM, AND GEOPOLITICAL RISKS DOMINATED THE DAILY HEADLINES.

CONSUMER SPENDING, ALTHOUGH OFF FROM HOLIDAY LEVELS, EDGED SLIGHTLY ABOVE EXPECTATIONS. ZERO PERCENT FINANCING AND PRICE MARKDOWNS GENERATED ACTIVITY, WHILE LOW INTEREST RATES CONTINUED TO SPUR CONSUMER SPENDING IN THE AUTOMOTIVE AND HOUSING INDUSTRIES. DESPITE THEIR WILLINGNESS TO SPEND, CONSUMERS' CONFIDENCE FALTERED IN JANUARY AS THE CONSUMER CONFIDENCE INDEX HOVERED NEAR MULTI-YEAR LOWS.

BUSINESS SPENDING FOR THE MONTH ALSO IMPROVED, REGISTERING A SLIGHT INCREASE FROM LEVELS SEEN DURING THE SECOND HALF OF 2002. EQUALLY ENCOURAGING, THE MANUFACTURING SECTOR CONTINUED THE EXPANSION THAT BEGAN AT THE END OF 2002'S THIRD QUARTER.

YET, BY THE END OF JANUARY 2003, THE NEAR-TERM DIRECTION OF THE ECONOMY WAS JUST AS UNCERTAIN AS IT WAS AT THE BEGINNING OF THE MONTH. THE FEDERAL RESERVE OPEN MARKET COMMITTEE, WHICH CHOSE TO MAINTAIN ITS CURRENT MONETARY POLICY, STATED AS MUCH. IN A STATEMENT EXPLAINING ITS CURRENT POLICY, THE COMMITTEE SUGGESTED ONCE GEOPOLITICAL FACTORS SUBSIDE, THE ECONOMIC CLIMATE SHOULD IMPROVE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(January 31, 2001--January 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10
                                                                            2.00                               1.90
                                                                            1.75                               1.60
Jan 02                                                                      1.75                               1.10
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Apr 02                                                                      1.75                               1.60
                                                                            1.75                               1.20
                                                                            1.75                               1.10
Jul 02                                                                      1.75                               1.50
                                                                            1.75                               1.80
                                                                            1.75                               1.50
Oct 02                                                                      1.75                               2.00
                                                                            1.25                               2.20
                                                                            1.25                               2.40
Jan 03                                                                      1.25                               2.60

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of January 31, 2003)

-----------------------------------------------------------------------
TOTAL RETURNS
-----------------------------------------------------------------------
Six-month total return(1)                                     9.93%
-----------------------------------------------------------------------
One-year total return(1)                                      6.98%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  0.83%
-----------------------------------------------------------------------
Commencement date                                          06/24/98
-----------------------------------------------------------------------
DISTRIBUTION RATE
-----------------------------------------------------------------------
Distribution rate as a % of closing common share market
price(2)                                                      6.41%
-----------------------------------------------------------------------
SHARE VALUATIONS
-----------------------------------------------------------------------
Net asset value                                               $7.72
-----------------------------------------------------------------------
Closing common share market price                             $7.09
-----------------------------------------------------------------------
Six-month high common share market price (01/14/03)           $7.10
-----------------------------------------------------------------------
Six-month low common share market price (08/15/02)            $6.40
-----------------------------------------------------------------------

(1) Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(2) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

    Past performance is no guarantee of future results. Investment return, common share market price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing. Please consult a prospectus for more information.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES*(+)

(as a percentage of total assets--January 31, 2003)

Printing & Publishing                                        7.8%
---------------------------------------------------------------------
Healthcare                                                   7.4%
---------------------------------------------------------------------
Medical Products & Services                                  7.2%
---------------------------------------------------------------------
Beverage, Food & Tobacco                                     6.8%
---------------------------------------------------------------------
Entertainment & Leisure                                      5.1%
---------------------------------------------------------------------

TOP TEN HOLDINGS*(+)

(as a percentage of total assets--January 31, 2003)

Rite Aid Corp.                                               2.6%
---------------------------------------------------------------------
Allied Waste North America, Inc.                             2.3%
---------------------------------------------------------------------
Community Health Systems, Inc.                               1.7%
---------------------------------------------------------------------
Wyndham International, Inc.                                  1.5%
---------------------------------------------------------------------
Charter Communications Operating, LLC                        1.5%
---------------------------------------------------------------------
DaVita, Inc.                                                 1.4%
---------------------------------------------------------------------
Nextel Finance Co.                                           1.2%
---------------------------------------------------------------------
Aladdin Gaming, LLC                                          1.1%
---------------------------------------------------------------------
Kindred Healthcare, Inc.                                     1.1%
---------------------------------------------------------------------
Aurora Foods, Inc.                                           1.1%
---------------------------------------------------------------------

* Excludes short-term investments.

(+) Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

CURRENT DISTRIBUTION

(August 31, 1998--January 31, 2003)

[INVESTMENT PERFORMANCE GRAPH]

                                                               VAN KAMPEN SENIOR INCOME TRUST         3-MONTH TREASURY BILL
                                                               ------------------------------         ---------------------
8/98                                                                        8.49                              4.825
                                                                            8.00                              4.361
                                                                            7.85                              4.318
                                                                            7.96                              4.483
                                                                            8.17                              4.452
1/99                                                                        7.91                              4.452
                                                                            7.76                               4.67
                                                                            8.17                              4.475
                                                                            8.23                              4.535
                                                                            8.17                              4.627
                                                                            8.21                              4.779
7/99                                                                        8.16                              4.745
                                                                            8.49                              4.967
                                                                            8.81                              4.851
                                                                            8.75                              5.088
                                                                            8.87                              5.301
                                                                            9.90                              5.328
1/00                                                                        9.53                              5.692
                                                                            8.75                              5.781
                                                                           10.34                              5.871
                                                                            9.40                              5.829
                                                                            9.88                              5.619
                                                                            9.96                              5.855
7/00                                                                        9.60                              6.219
                                                                            9.46                              6.307
                                                                           10.01                               6.21
                                                                           10.46                              6.389
                                                                           11.30                              6.202
                                                                           11.58                              5.895
1/01                                                                       10.66                              4.994
                                                                           10.74                              4.859
                                                                           10.68                              4.286
                                                                           10.49                              3.883
                                                                            9.79                              3.616
                                                                            9.38                              3.656
7/01                                                                        9.04                              3.524
                                                                            8.54                              3.367
                                                                            8.49                              2.371
                                                                            8.34                              2.012
                                                                            7.46                              1.726
                                                                            7.20                              1.725
1/02                                                                        6.95                              1.757
                                                                            6.79                              1.757
                                                                            6.49                              1.777
                                                                            6.56                              1.767
                                                                            6.35                              1.726
                                                                            6.28                              1.685
7/02                                                                        6.76                              1.695
                                                                            6.73                              1.675
                                                                            6.85                              1.552
                                                                            6.97                               1.45
                                                                            6.89                              1.215
                                                                            6.79                              1.195
1/03                                                                        6.41                              1.174

*Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN SENIOR
INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED JANUARY 31, 2003. HOWARD TIFFEN, MANAGING DIRECTOR, IS PRIMARILY RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE TRUST. MR. TIFFEN HAS MANAGED THE TRUST SINCE 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1967. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   HOW WOULD YOU CHARACTERIZE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST SIX MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The environment for the
senior loan asset class has not been favorable over the past six months. There were several cross-currents affecting the market, with the single greatest factor being flat corporate performance. Corporations have been largely unable to produce revenue or profit growth as the economy has been stagnant. Financial malaise was compounded by the damaging series of corporate governance scandals that further undermined investor confidence. Default rates reflected this environment by climbing to near-record levels in the second half of 2002.

    This difficult environment had a clear effect on corporations' ability to raise capital in the markets. Issuance was quite weak until the end of the period, with activity improving somewhat in January. While investors appeared to put much of the corporate scandals behind them at that point, the lack of corporate earning power continued to dampen investors' enthusiasm.

    For the six months ended January 31, 2003, the trust produced a total return of 9.93 percent based on common share market price, and not reflective of any early withdrawal charges. This return reflects an increase in market price from $6.67 per share on July 31, 2002 to $7.09 per share on January 31, 2003. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Investment return and principal value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT KINDS OF SECURITIES DOES
    THE TRUST INVEST IN?

A   The trust invests in senior secured
loans made to companies by large banks; borrowers such as these also issue debt in the high yield bond markets. The banks then sell the loans to institutional investors such as mutual funds. The loans have several key features that make them attractive investments. The first of these is their place on the capital structure. Senior secured loans are at the very top of the capital structure, which means that they will be entitled to repayment before any subordinated debt, preferred stock or equity. They are also protected by covenants and are backed by specific collateral. As a result of this protection, they tend to carry credit ratings roughly one to two levels higher than high yield bonds of the same borrower in those cases where the loans are rated (which is roughly 60% of the time).

    The structure of these loans gives loan-holders greater influence over the issuer in the event of financial difficulties relative to other investors in the capital structure. For example, loan-holders can invoke covenants to bring an issuing company to the table to discuss restructuring. Restructuring can take the form of asset sales, the issuance of new junior non-interest-bearing debt, or other measures that can benefit both the company and its lenders.

    The other major benefit to investors in senior loans is that the loans' coupons are floating rate. They are generally structured to offer a yield premium over LIBOR, which means that their coupon rate floats with short-term market rates as they change. As a result, unlike traditional bonds, senior secured loans tend to increase in value as interest rates rise.

Q   WHAT STRATEGIES DID YOU USE IN
    MANAGING THE TRUST?

A   Given the uncertainties plaguing
the economy and financial markets, we chose to pursue a fairly conservative series of strategies in order to try to protect shareholder capital while maintaining the portfolio's yield. In our purchasing activity, we focused on companies with relatively low fixed costs that we believe are more likely to be somewhat shielded from the effects of the slow economy. This strategy led us to avoid companies in sectors such as chemicals and refining that have large fixed costs and are reliant on rising prices for much of their growth.

    In keeping with our long-term strategy, we also continued to emphasize management strength in the companies in the trust's portfolio. One of the most unfortunate lessons of the late 1990s was that many management teams that appeared to be stars were in fact bailed out of bad decisions by overall growth. Now that the economic environment is more challenging, we believe it is even more important to find management teams that understand how to operate in a low-growth, low-inflation environment.

    Finally, we moved to try to protect the portfolio from unanticipated volatility in the market by trading out of many of its lower-coupon securities. We reinvested the proceeds of those sales in securities with slightly higher coupons that our analysis indicated offered greater return potential relative to their risk.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   We anticipate that growth will
continue to be restrained over the coming months. While it is impossible to identify the precise date, interest rates are likely to begin to rise, though not until economic activity picks up significantly. Even with moderate growth, however, default activity is likely to trend back toward historical norms. In fact, much of the surge in defaults was caused by "fallen angels" such as WorldCom and Qwest that overwhelmed the usual statistics. Since their fall, default rates have begun what appears to be a decline back to normal levels. In this environment, we will continue to focus on earning the highest possible risk-adjusted returns consistent with the preservation of capital.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT-QUALITY RISK: The possibility that a debt issuer will fail to pay the debt's principal or interest in a timely manner.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DEFAULT: The failure to make required debt payments on time.

LONDON INTERBANK OFFERED RATE (LIBOR): The interest rate the largest international banks charge each other for loans.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

SECONDARY MARKET: Where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt instruments that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, so this status is not a guarantee that monies to which the investor is entitled will in fact be paid.

A FOCUS ON SENIOR LOANS

    The Senior Income Trust invests primarily in adjustable rate senior loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the trust's management team, are important to the integrity of the trust's portfolio. These include:

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the trust is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the trust's net asset value.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the trust's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the trust's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the trust invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. In addition, the trust may invest in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated and pay principal and interest in U.S. dollars.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  124.2%
            AEROSPACE/DEFENSE  2.5%
$  2,992    Alliant Techsystems,
            Inc., Term Loan (j)..... Ba2       BB-    04/20/09               $    3,001,612
   3,650    DeCrane Aircraft
            Holdings, Inc.,
            Term Loan............... B2        B+     12/17/06                    2,965,473
  10,098    DRS Technologies, Inc.,
            Term Loan............... Ba3       BB-    09/30/08                   10,164,847
   1,809    Integrated Defense
            Technologies, Inc., Term
            Loan.................... Ba3       BB-    03/04/08                    1,795,311
  10,032    United Defense
            Industries, Inc., Term
            Loan.................... Ba3       BB-    08/13/07 to 08/13/09       10,040,303
   7,056    Vought Aircraft
            Industries, Inc., Term
            Loan.................... NR        NR     12/31/06 to 06/30/08        6,886,373
                                                                             --------------
                                                                                 34,853,919
                                                                             --------------
            AUTOMOTIVE  4.7%
   3,396    AMCAN Consolidate
            Technologies, Inc., Term
            Loan.................... NR        NR     03/28/07                    3,242,922
   2,239    Breed Technologies,
            Inc., Term Loan (i)..... NR        NR     12/20/04                    2,116,233
  11,881    Citation Corp., Term
            Loan.................... NR        B+     12/01/07                   10,455,146
  20,050    Federal-Mogul Corp.,
            Term Loan (c)........... NR        NR     10/05/03 to 02/24/04       19,969,748
   8,934    Federal-Mogul Corp.,
            Revolving Credit
            Agreement (c)........... NR        NR     02/24/04                    8,889,348
   7,147    MetoKote Corp., Term
            Loan.................... B1        B+     11/02/05 to 11/14/05        7,029,720

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
$ 13,139    Safelite Glass Corp.,
            Term Loan............... NR        NR     09/30/07               $   12,744,876
   1,478    Stoneridge, Inc., Term
            Loan.................... Ba3       BB-    04/30/08                    1,475,653
                                                                             --------------
                                                                                 65,923,646
                                                                             --------------
            BEVERAGE, FOOD & TOBACCO  9.1%
  12,968    Agrilink Foods, Inc.,
            Term Loan............... Ba3       B+     06/30/08                   12,999,919
  22,559    Aurora Foods, Inc., Term
            Loan.................... B2        B-     06/30/05 to 09/30/06       19,996,059
   6,384    B & G Foods, Inc., Term
            Loan (j)................ B1        B+     03/31/06                    6,383,668
  12,417    Commonwealth Brands,
            Inc., Term Loan (j)..... NR        NR     08/28/07                   12,401,146
     784    Cott Beverages, Inc.,
            Term Loan............... NR        BB     12/31/06                      787,612
   9,546    Dean Foods Co., Term
            Loan (j)................ Ba2       BB+    07/15/08                    9,552,671
  10,000    Del Monte Corp., Term
            Loan (j)................ Ba3       B+     12/20/10                   10,083,750
  14,105    Doane Pet Care Co., Term
            Loan.................... B2        B+     03/31/05 to 12/31/06       13,560,118
   3,815    Hartz Mountain Corp.,
            Term Loan............... B1        NR     12/31/07                    3,823,656
   7,080    Land O' Lakes, Inc.,
            Term Loan............... B1        BB     10/10/08                    6,584,369
   3,319    Mafco Worldwide Corp.,
            Term Loan............... NR        NR     03/31/06                    3,285,601
     430    Meow Mix Co., Term
            Loan.................... Ba3       BB-    01/31/08                      431,075
   5,792    New World Pasta Co.,
            Term Loan............... B3        CCC+   01/28/06                    4,973,614
     960    New World Pasta Co.,
            Revolving Credit
            Agreement............... B3        CCC+   01/28/05                      859,200
   4,943    Otis Spunkmeyer, Inc.,
            Term Loan............... B1        B+     01/21/09                    4,924,645
   7,616    Pinnacle Foods, Inc.,
            Term Loan............... Ba3       BB-    05/22/08                    7,615,602

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
$  4,374    Southern Wine & Spirits
            of America, Inc., Term
            Loan (j)................ NR        NR     07/02/08               $    4,390,413
   3,961    Swift & Co.,
            Term Loan (j)........... Ba2       BB     09/19/08                    3,975,514
                                                                             --------------
                                                                                126,628,632
                                                                             --------------
            BROADCASTING--CABLE  5.6%
   6,930    CC VIII Operating, LLC,
            Term Loan............... B2        B-     02/02/08                    5,834,194
  33,655    Charter Communications
            Operating, LLC, Term
            Loan.................... B2        B      09/18/07 to 09/18/08       28,407,282
  16,800    Falcon Cable
            Communications, LP, Term
            Loan.................... B2        NR     12/31/07                   14,091,000
   4,896    Frontiervision Operating
            Partners, LP, Term Loan
            (c)..................... NR        NR     03/31/06                    4,313,596
   4,364    Frontiervision Operating
            Partners, LP, Revolving
            Credit Agreement (c).... NR        NR     10/31/05                    3,847,274
   9,250    Insight Midwest Holdings
            LLC, Term Loan.......... Ba3       BB+    06/30/09 to 12/31/09        8,888,438
   5,250    MCC Iowa, LLC, Term
            Loan.................... NR        NR     09/30/10                    5,130,783
   9,240    Olympus Cable Holdings,
            LLC, Term Loan (c)...... NR        NR     09/30/10                    7,477,470
                                                                             --------------
                                                                                 77,990,037
                                                                             --------------
            BROADCASTING--DIVERSIFIED  0.2%
   1,000    Cumulus Media, Inc.,
            Term Loan............... Ba3       B      03/28/10                    1,007,083
   1,506    Hughes Electronics
            Corp., Term Loan........ Ba3       BB     08/31/03                    1,509,286
                                                                             --------------
                                                                                  2,516,369
                                                                             --------------
            BROADCASTING--RADIO  0.4%
   5,000    Citadel Broadcasting
            Co., Term Loan (j)...... NR        NR     06/26/09                    5,025,000
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            BROADCASTING--TELEVISION  0.9%
$  7,040    Gray Communications
            Systems, Inc.,
            Term Loan............... Ba3       B+     12/31/10               $    7,076,664
   6,495    Quorum Broadcasting,
            Inc., Term Loan......... NR        NR     12/31/04                    5,699,121
                                                                             --------------
                                                                                 12,775,785
                                                                             --------------
            BUILDINGS & REAL ESTATE  1.6%
   9,091    Corrections Corp. of
            America, Term Loan...... B1        B+     03/31/06 to 03/31/08        9,100,649
   4,943    The Macerich Co., Term
            Loan.................... NR        NR     07/26/05                    4,949,539
   6,965    Ventas, Inc., Term
            Loan.................... NR        NR     04/17/07                    6,938,881
   1,115    Ventas, Inc., Revolving
            Credit Agreement........ NR        NR     04/17/05                    1,056,626
                                                                             --------------
                                                                                 22,045,695
                                                                             --------------
            CHEMICALS, PLASTICS & RUBBER  4.6%
   8,152    CP Kelco ApS,
            Term Loan............... B3        B+     09/30/06 to 09/30/08        7,823,169
  11,225    GenTek, Inc., Term Loan
            (c)..................... Caa2      NR     04/30/05 to 10/31/07        6,458,903
   3,792    GenTek, Inc., Revolving
            Credit Agreement (c).... Caa2      NR     04/30/05                    2,218,520
   4,596    GEO Specialty Chemicals,
            Inc., Term Loan......... B1        B+     12/31/07                    4,244,034
  15,797    Huntsman Corp., Term
            Loan.................... B3        B+     03/31/07                   13,282,315
  12,324    Huntsman ICI Chemicals,
            LLC, Term Loan.......... B2        B+     06/30/07 to 06/30/08       12,084,835
     992    ISP Technologies, Inc.,
            Term Loan............... NR        BB+    06/27/08                      994,304
   4,667    Lyondell Chemical Co.,
            Term Loan............... Ba3       BB     05/17/06                    4,672,514
   4,000    Messer Griesheim, Term
            Loan.................... Ba2       BB     04/27/09 to 04/27/10        4,022,500
   3,215    Nutrasweet Acquisition
            Corp., Term Loan........ Ba3       NR     05/25/07 to 05/25/09        3,217,719

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
$  5,040    OM Group, Inc., Term
            Loan.................... B2        B+     04/01/06               $    4,750,458
     411    West American Rubber
            Co., LLC, Term Loan..... NR        NR     11/09/03                      411,162
                                                                             --------------
                                                                                 64,180,433
                                                                             --------------
            CONSTRUCTION MATERIAL  0.9%
   2,970    Dayton Superior Corp.,
            Term Loan............... B2        B+     06/02/08                    2,932,875
   2,133    National Waterworks,
            Inc., Term Loan (j)..... B1        BB-    11/22/09                    2,150,001
   8,176    Wilmar Industries, Inc.,
            Term Loan............... NR        NR     09/29/05 to 09/29/07        8,094,245
                                                                             --------------
                                                                                 13,177,121
                                                                             --------------
            CONTAINERS, PACKAGING & GLASS  4.5%
   4,874    Applied Tech Management
            Corp., Term Loan........ B1        NR     04/30/07                    4,020,958
  10,010    Dr. Pepper/Seven Up
            Bottling Group, Inc.,
            Term Loan............... NR        NR     10/07/06 to 10/07/07        9,833,661
   5,988    Graham Packaging Co.,
            Term Loan............... B2        B      01/31/06 to 01/31/07        5,932,652
   1,693    Impress Metal Packaging
            Holding B.V.,
            Term Loan............... NR        NR     12/31/06                    1,659,212
   9,226    Nexpak Corp.,
            Term Loan............... NR        NR     03/31/04                    7,657,663
   6,787    Owens-Illinois, Inc.,
            Term Loan............... B1        BB     03/31/04                    6,750,542
   7,119    Owens-Illinois, Inc.,
            Revolving Credit
            Agreement............... B1        BB     03/31/04                    6,883,613
   4,761    Packaging Dynamics, Term
            Loan.................... NR        NR     11/20/05                    4,725,677
   2,078    Pliant Corp., Term
            Loan.................... B2        B+     05/31/08                    2,057,837
     995    Riverwood International
            Corp., Term Loan........ B1        B      03/31/07                      993,911
   5,000    Smurfit-Stone Container
            Corp., Term Loan........ Ba3       NR     06/30/09                    4,951,683

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
$  4,875    Tekni-Plex, Inc., Term
            Loan.................... B1        B+     06/21/08               $    4,797,814
   2,745    U.S. Can Corp., Term
            Loan.................... B2        B      01/04/06                    2,374,503
                                                                             --------------
                                                                                 62,639,726
                                                                             --------------
            DIVERSIFIED MANUFACTURING  2.3%
   2,450    EnerSys, Term Loan...... NR        NR     11/09/08                    2,425,547
  14,682    Mueller Group, Inc.,
            Term Loan............... B1        B+     05/31/08                   14,655,868
   7,625    Neenah Foundry Co., Term
            Loan.................... Caa1      B-     09/30/05                    7,090,816
   8,428    SPX Corp.,
            Term Loan (j)........... Ba2       BB+    09/30/09 to 03/31/10        8,410,665
                                                                             --------------
                                                                                 32,582,896
                                                                             --------------
            ECOLOGICAL  3.8%
  42,513    Allied Waste North
            America, Inc., Term Loan
            (j)..................... Ba3       BB     07/21/05 to 07/21/07       42,260,796
     360    Allied Waste North
            America, Inc., Revolving
            Credit Agreement........ Ba3       BB     07/21/05                      344,520
   4,950    Casella Waste Systems,
            Inc., Term Loan (j)..... B1        BB-    05/11/07                    4,983,002
   4,869    Duratek, Inc.,
            Term Loan............... NR        NR     12/08/06                    4,747,325
                                                                             --------------
                                                                                 52,335,643
                                                                             --------------
            EDUCATION & CHILD CARE  0.1%
   1,663    TEC Worldwide, Inc.,
            Term Loan............... NR        NR     02/28/05                    1,597,507
                                                                             --------------

            ELECTRONICS  4.3%
     727    AMI Semiconductor, Inc.,
            Term Loan............... Ba3       BB     12/26/06                      722,972
     808    Amphenol Corp., Term
            Loan.................... Ba2       BB+    05/19/04                      790,355
   3,713    Audio Visual Services
            Corp., Term Loan........ NR        NR     03/04/04 to 03/04/06        3,558,923
   4,178    Automata, Inc., Term
            Loan (a) (k)............ NR        NR     02/28/03 to 02/28/04                0

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ELECTRONICS (CONTINUED)
$  2,155    Computer Associates
            International, Inc.,
            Revolving Credit
            Agreement (j)........... Baa2      BBB+   05/26/03               $    2,152,104
   4,872    Kinetic Group, Inc.,
            Term Loan............... B1        NR     02/28/06                    4,507,011
   2,177    Knowles Electronics,
            Inc., Term Loan......... B3        CCC+   06/29/07                    1,833,037
  11,396    Rayovac Corp., Term
            Loan.................... Ba3       BB-    09/30/09                   11,395,833
   6,058    Rowe International,
            Inc., Term Loan (d)
            (l)..................... NR        NR     12/31/03                      188,260
      96    Rowe International,
            Inc., Revolving Credit
            Agreement (d)........... NR        NR     12/31/03                            0
  11,940    Seagate Technologies,
            Inc., Term Loan......... Ba1       BB+    05/13/07                   11,930,400
   9,849    Semiconductor Components
            Industries, LLC, Term
            Loan.................... B2        B      08/04/06 to 08/04/07        8,817,059
   4,888    Stratus Technologies,
            Inc., Term Loan......... NR        NR     02/26/05                    3,934,696
   4,162    Veridian Corp., Term
            Loan.................... Ba3       BB-    06/30/08                    4,177,643
   9,431    Viasystems, Inc., Term
            Loan.................... B3        D      03/31/06 to 09/30/08        6,306,926
                                                                             --------------
                                                                                 60,315,219
                                                                             --------------
            ENTERTAINMENT & LEISURE  6.8%
   8,891    Bally Total Fitness
            Holding Corp., Term
            Loan.................... Ba3       B+     11/10/04                    8,579,688
   4,699    Bell Sports, Inc., Term
            Loan.................... NR        NR     03/31/06 to 03/31/07        3,186,720
   4,563    Carmike Cinemas, Inc.,
            Term Loan............... NR        NR     01/15/07                    4,513,263
   4,000    Charlotte Hornets NBA
            Ltd., Term Loan......... NR        NR     06/30/04                    3,992,500
   6,019    Festival Fun Parks, LLC,
            Term Loan............... NR        NR     06/30/07 to 12/31/07        5,995,602

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
$ 14,053    Fitness Holdings
            Worldwide, Inc., Term
            Loan.................... NR        B      11/02/06 to 11/02/07   $   13,666,774
   6,000    Kerasotes Theatres,
            Inc., Term Loan......... NR        NR     12/31/08                    6,015,000
     990    KSL Recreational Group,
            Inc., Term Loan......... Ba3       B+     04/30/05 to 04/30/06          983,270
     736    KSL Recreational Group,
            Inc., Revolving Credit
            Agreement............... Ba3       B+     04/30/04                      722,408
  19,425    Metro-Goldwyn-Mayer,
            Inc., Term Loan......... NR        NR     06/30/08                   19,340,016
   1,986    Panavision, Inc., Term
            Loan.................... Caa1      CCC    03/31/05                    1,698,387
   5,500    Phoenix Suns,
            Term Loan............... NR        NR     03/31/05                    5,486,250
   4,875    Playcore Wisconsin,
            Inc., Term Loan......... NR        NR     07/01/07                    4,748,749
     206    Regal Cinemas, Inc.,
            Term Loan............... Ba2       BB-    12/31/07                      206,477
   6,500    Six Flags Theme Parks,
            Inc., Term Loan......... Ba2       BB-    06/30/09                    6,451,250
   5,000    Washington Group
            International, Inc.,
            Term Loan............... NR        NR     10/16/07                    5,028,125
   4,759    Worldwide Sports &
            Recreation, Inc., Term
            Loan.................... NR        NR     12/31/06                    4,335,946
                                                                             --------------
                                                                                 94,950,425
                                                                             --------------
            FARMING & AGRICULTURE  0.3%
   3,711    The Scotts Co., Term
            Loan.................... Ba3       BB     12/31/07                    3,727,821
                                                                             --------------

            FINANCE  1.8%
   3,426    Alliance Data Systems,
            Inc., Term Loan (j)..... NR        NR     07/25/05                    3,391,277
   4,818    Outsourcing Solutions,
            Term Loan (a)........... Caa1      NR     06/10/06                    2,059,481
   6,712    Rent-A-Center, Inc.,
            Term Loan............... Ba2       BB     01/31/06 to 12/31/07        6,718,907

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            FINANCE (CONTINUED)
$  4,549    Rent-Way, Inc., Term
            Loan.................... NR        CCC    03/31/03 to 12/31/03   $    4,300,209
   8,285    Risk Management
            Assurance Co., Term
            Loan.................... NR        NR     12/21/06                    8,157,951
                                                                             --------------
                                                                                 24,627,825
                                                                             --------------
            GROCERY  0.3%
   5,015    Fleming Cos., Inc., Term
            Loan.................... Ba3       BB     06/18/08                    4,917,992
                                                                             --------------

            HEALTHCARE  7.5%
  32,419    Community Health
            Systems, Inc., Term Loan
            (j)..................... NR        NR     07/16/10                   32,312,384
   9,645    FHC Health Systems,
            Inc., Term Loan......... NR        NR     04/30/03 to 04/30/06        9,443,139
   3,061    Genesis Health Ventures,
            Inc., Term Loan......... Ba3       BB-    03/31/07 to 04/02/07        3,052,908
   8,135    InteliStaf Group, Inc.,
            Term Loan............... NR        NR     10/31/05 to 10/31/07        8,112,640
  21,215    Kindred Healthcare,
            Inc., Term Loan......... NR        NR     04/13/08                   20,366,514
  10,727    Magellan Health
            Services, Inc., Term
            Loan.................... Caa1      CCC    02/12/05 to 02/12/06        9,379,228
   9,688    Medical Staffing Network
            Holdings, Inc.,
            Term Loan............... NR        NR     10/26/06                    9,645,117
   6,000    Team Health, Inc., Term
            Loan.................... Ba3       B+     10/31/08                    5,865,000
   4,548    Triad Hospitals, Inc.,
            Term Loan............... Ba3       B+     09/30/08                    4,571,432
   1,152    Unilab Corp., Term
            Loan.................... B1        BB-    11/23/06                    1,154,919
                                                                             --------------
                                                                                103,903,281
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            HEALTHCARE & BEAUTY  1.0%
$  6,154    Mary Kay, Inc., Term
            Loan.................... Ba3       BB-    10/03/07               $    6,183,287
   7,915    Revlon Consumer Products
            Corp., Term Loan........ B3        B      05/30/05                    7,486,408
                                                                             --------------
                                                                                 13,669,695
                                                                             --------------
            HOME & OFFICE FURNISHINGS,
            HOUSEWARES & DURABLE CONSUMER PRODUCTS  1.2%
   2,619    Brown Jordan
            International, Inc.,
            Term Loan............... B1        B      03/31/06                    2,448,781
   1,958    Formica Corp., Term Loan
            (c)..................... NR        NR     04/30/06                    1,762,502
   8,522    Holmes Products Corp.,
            Term Loan............... B2        B      02/05/07                    7,968,006
   1,422    Imperial Home Decor
            Group, Inc., Term Loan
            (d)..................... NR        NR     04/04/06                       64,003
   3,517    Sleepmaster, LLC, Term
            Loan (c)................ NR        NR     12/31/06                    3,393,466
   1,423    Targus Group
            International, Inc.,
            Term Loan............... NR        NR     08/31/06                    1,259,684
                                                                             --------------
                                                                                 16,896,442
                                                                             --------------
            HOTELS, MOTELS, INNS & GAMING  6.3%
  26,570    Aladdin Gaming, LLC,
            Term Loan (a) (c)....... NR        NR     02/25/05 to 02/26/08       21,198,972
   3,479    Alliance Gaming Corp.,
            Term Loan............... B1        B+     12/31/06                    3,499,029
   2,073    Ameristar Casinos, Inc.,
            Term Loan............... Ba3       B+     12/20/06                    2,084,629
   4,925    Argosy Gaming Co., Term
            Loan (j)................ Ba2       BB     07/31/08                    4,954,757
   6,546    Extended Stay America,
            Inc., Term Loan......... Ba3       BB-    01/15/08                    6,473,517
   4,894    Greektown Casino, LLC,
            Term Loan............... NR        NR     09/30/04                    4,907,146
   2,978    Isle of Capri Casinos,
            Inc., Term Loan......... Ba2       BB-    04/26/08                    2,984,015

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
$  3,000    Mandalay Resort Group,
            Term Loan............... NR        NR     08/22/06               $    2,974,374
  10,500    Scientific Games Corp.,
            Term Loan............... Ba3       BB-    12/31/08                   10,506,562
  35,699    Wyndham International,
            Inc., Term Loan......... NR        B-     06/30/04 to 06/30/06       28,578,993
                                                                             --------------
                                                                                 88,161,994
                                                                             --------------
            INSURANCE  2.4%
  10,000    Alea Group Holdings,
            Term Loan............... NR        BBB-   03/31/07                    9,975,000
   5,343    BRW Acquisition, Inc.,
            Term Loan............... NR        NR     07/10/06 to 07/10/07        4,701,446
  15,106    Fund American Cos.,
            Inc., Term Loan......... Baa2      BBB-   03/31/07                   15,063,411
   3,068    Hilb, Rogal & Hamilton
            Co., Term Loan.......... Ba3       BB-    06/30/07                    3,087,091
                                                                             --------------
                                                                                 32,826,948
                                                                             --------------
            MACHINERY  2.0%
   4,741    Alliance Laundry
            Holdings, LLC,
            Term Loan............... B1        B      08/02/07                    4,691,546
  17,849    Ashtead Group, PLC, Term
            Loan.................... NR        NR     06/01/07                   16,510,293
   3,296    Flowserve Corp., Term
            Loan.................... Ba3       BB-    06/30/06 to 06/30/09        3,273,648
   2,488    Terex Corp., Term
            Loan.................... B1        BB-    07/03/09                    2,388,000
   2,116    Weigh-Tronix, LLC, Term
            Loan.................... NR        D      09/30/05                    1,533,940
                                                                             --------------
                                                                                 28,397,427
                                                                             --------------
            MEDICAL PRODUCTS & SERVICES  7.6%
  11,712    Alliance Imaging, Inc.,
            Term Loan............... B1        B+     06/10/08                   11,551,024
   5,909    American Home Patient,
            Term Loan (c) (g)....... NR        NR     12/31/02                    3,885,032
   9,476    Conmed Corp., Term
            Loan.................... Ba3       BB-    12/15/09                    9,452,559
  20,000    Dade Behring, Inc., Term
            Loan.................... B1        B+     10/01/08 to 10/03/10       19,900,000
  25,338    DaVita, Inc., Term
            Loan.................... Ba3       BB-    03/31/07 to 03/31/09       25,392,880

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            MEDICAL PRODUCTS & SERVICES (CONTINUED)
$  2,922    Insight Health,
            Term Loan............... NR        B+     10/17/08               $    2,933,396
   9,483    Kinetics Concepts, Inc.,
            Term Loan............... Ba3       B+     12/31/04 to 03/31/06        9,496,458
  11,648    National Medical Care,
            Inc., Term Loan......... Ba1       BB+    09/30/03                   11,633,349
   4,238    National Medical Care,
            Inc., Revolving Credit
            Agreement............... Ba1       BB+    09/30/03                    4,232,203
   4,863    National Nephrology
            Associates, Inc., Term
            Loan.................... B1        B+     12/31/05                    4,826,031
   2,008    Rotech Healthcare, Inc.,
            Term Loan............... Ba2       BB     03/31/08                    2,012,032
                                                                             --------------
                                                                                105,314,964
                                                                             --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.7%
   3,406    CII Carbon, LLC, Term
            Loan.................... NR        NR     06/25/08                    2,384,401
  28,720    Ispat Inland, Term
            Loan.................... Caa1      B-     07/16/05 to 07/16/06       17,985,964
   3,925    Koppers Industries,
            Inc., Term Loan......... Ba2       NR     11/30/04                    3,866,367
                                                                             --------------
                                                                                 24,236,732
                                                                             --------------
            NATURAL RESOURCES  2.3%
   5,000    Lyondell-Citgo Refining,
            LP, Term Loan........... Ba3       BB     06/10/04                    4,750,000
  15,000    Ocean Rig ASA--
            (Norway), Term Loan..... NR        NR     06/01/08                   13,275,000
   4,500    Pacific Energy Group,
            LLC, Term Loan.......... Ba2       BBB-   07/26/09                    4,514,062
   8,797    Tesoro Petroleum Corp.,
            Term Loan............... Ba3       BB     12/31/06 to 12/31/07        8,070,983
     765    U.S. Synthetic Corp.,
            Term Loan............... NR        NR     05/31/05                      707,542
                                                                             --------------
                                                                                 31,317,587
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            NON-DURABLE CONSUMER PRODUCTS  1.7%
$  2,427    Aero Products
            International, Inc.,
            Term Loan............... NR        NR     12/19/08               $    2,421,117
   8,314    American Marketing
            Industries, Inc., Term
            Loan (a)................ NR        NR     04/01/04                    2,078,427
   1,433    American Safety Razor
            Co., Term Loan.......... B1        B-     04/30/05 to 04/30/07        1,312,064
   3,000    Amscan Holdings, Inc.,
            Term Loan............... B1        BB-    06/15/07                    2,977,500
   4,568    Arena Brands, Inc., Term
            Loan.................... NR        NR     06/02/03                    4,479,297
   6,117    Boyds Collection, Ltd.,
            Term Loan............... Ba3       B+     04/21/05                    6,055,713
   1,493    Church & Dwight Co.,
            Inc., Term Loan (j)..... Ba2       BB     09/30/07                    1,501,983
   2,653    JohnsonDiversey, Inc.,
            Term Loan............... Ba3       BB-    11/03/09                    2,665,979
                                                                             --------------
                                                                                 23,492,080
                                                                             --------------
            PAPER & FOREST PRODUCTS  0.3%
   2,465    Bear Island Paper Co.,
            LLC, Term Loan.......... B3        B-     12/31/05                    2,305,214
   2,764    Port Townsend Paper
            Corp., Term Loan........ NR        NR     03/16/05 to 03/16/07        2,239,968
                                                                             --------------
                                                                                  4,545,182
                                                                             --------------
            PERSONAL & MISCELLANEOUS SERVICES  2.4%
   7,840    Coinmach Laundry Corp.,
            Term Loan (j)........... B1        BB-    07/25/09                    7,846,123
  11,228    Encompass Service Corp.,
            Term Loan (a) (c)....... Caa1      D      05/10/07                    2,919,262
   1,598    Iron Mountain, Inc.,
            Term Loan............... Ba3       BB     02/15/08                    1,603,229
   4,975    Katun Corp.,
            Term Loan............... NR        B+     06/30/09                    4,959,453
   2,089    Stewart Enterprises,
            Inc., Term Loan......... Ba3       BB     06/29/06                    2,098,742
   1,869    TeleSpectrum Worldwide,
            Inc., Term Loan (d)..... NR        NR     05/31/05                    1,205,610

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PERSONAL & MISCELLANEOUS SERVICES (CONTINUED)
$  8,201    The Relizon Co., Term
            Loan.................... NR        NR     09/30/06 to 12/31/07   $    7,734,397
   4,508    Weight Watchers
            International, Inc.,
            Term Loan............... Ba1       BB-    12/31/07                    4,533,337
                                                                             --------------
                                                                                 32,900,153
                                                                             --------------
            PHARMACEUTICALS  1.7%
     960    aaiPharma, Inc., Term
            Loan.................... B2        BB-    03/28/07                      960,600
   1,022    Alpharma, Inc., Term
            Loan.................... B2        BB-    10/05/07                      998,731
   9,762    Caremark Rx, Inc., Term
            Loan (j)................ Ba2       BB+    03/31/06                    9,769,750
  11,913    MedPointe, Inc., Term
            Loan.................... B1        B      09/30/07 to 09/30/08       11,514,992
                                                                             --------------
                                                                                 23,244,073
                                                                             --------------
            PRINTING & PUBLISHING  10.5%
   4,987    21st Century Newspapers,
            Term Loan............... NR        NR     08/27/08                    4,987,179
   1,780    Adams Outdoor
            Advertising LP, Term
            Loan (j)................ B1        B+     02/08/08                    1,786,305
   6,240    Advanstar
            Communications, Inc.,
            Term Loan............... B2        B      10/11/07                    5,928,000
   7,661    American Media
            Operations, Inc., Term
            Loan (j)................ Ba3       NR     04/01/07                    7,697,670
  11,184    American Reprographics
            Co., Term Loan.......... NR        NR     04/10/08                   11,100,166
  15,257    CommerceConnect Media,
            Inc., Term Loan......... NR        NR     12/31/07                   14,647,011
   2,128    Daily News, LP, Term
            Loan.................... NR        NR     03/19/08                    2,014,916
  12,302    Danka Business Systems,
            PLC, Term Loan.......... NR        NR     03/31/04                   12,194,677
   7,438    F&W Publications, Inc.,
            Term Loan............... NR        NR     12/31/09                    7,400,313
   2,667    Lamar Media Corp., Term
            Loan.................... Ba2       BB-    03/01/06                    2,633,333

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PRINTING & PUBLISHING (CONTINUED)
$  3,588    Liberty Group Operating,
            Inc., Term Loan......... B1        B      03/31/07               $    3,583,898
  15,000    Morris Communications
            Corp., Term Loan........ NR        NR     09/30/09                   15,025,785
   3,731    Network Communications,
            Inc., Term Loan......... NR        NR     06/27/08                    3,740,578
   2,671    Payment Processing
            Solutions, Inc.,
            Term Loan............... NR        NR     06/30/05                    2,650,654
   7,045    PRIMEDIA, Inc., Term
            Loan.................... NR        B      06/30/09                    6,657,282
   7,104    R.H. Donnelley, Inc.,
            Term Loan............... Ba3       NR     12/31/08 to 06/30/10        7,138,894
  11,779    The Reader's Digest
            Association, Inc., Term
            Loan.................... Baa3      BB+    05/21/07 to 05/20/08       11,583,657
   6,873    Vertis, Inc., Term
            Loan.................... B1        B+     12/07/05                    6,735,235
   1,904    Vutek, Inc., Term
            Loan.................... B1        NR     07/31/07                    1,847,170
  11,000    Xerox Corp.,
            Term Loan............... NR        B+     04/30/05                   10,617,288
   3,973    Xerox Corp., Revolving
            Credit Agreement........ NR        B+     04/30/05                    3,650,500
   1,598    Ziff-Davis Media, Inc.,
            Term Loan............... B3        CCC-   03/31/07                    1,366,115
                                                                             --------------
                                                                                144,986,626
                                                                             --------------
            REAL ESTATE  0.7%
  10,000    Wackenhut Corrections
            Corp., Term Loan........ Ba3       BB     12/12/08                    9,993,750
                                                                             --------------

            RESTAURANTS & FOOD SERVICE  1.5%
   1,723    Carvel Corp.,
            Term Loan............... NR        NR     12/31/06                    1,706,145
  11,938    Domino's, Inc., Term
            Loan.................... Ba3       BB-    06/30/08                   11,971,086

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            RESTAURANTS & FOOD SERVICE (CONTINUED)
$  2,766    Papa Ginos, Inc., Term
            Loan.................... NR        NR     08/31/07               $    2,705,017
   4,619    S.C. International
            Services, Inc.,
            Term Loan............... Ba1       NR     03/01/07                    3,868,531
                                                                             --------------
                                                                                 20,250,779
                                                                             --------------
            RETAIL--OIL & GAS  1.2%
   7,929    Barjan Products, LLC,
            Term Loan............... NR        NR     05/31/06                    6,937,868
   9,198    The Pantry, Inc., Term
            Loan.................... B1        B+     01/31/06 to 07/31/06        9,079,004
                                                                             --------------
                                                                                 16,016,872
                                                                             --------------
            RETAIL--SPECIALTY  1.4%
   3,226    DRL Acquisition, Inc.,
            Term Loan............... NR        NR     04/30/09                    3,213,529
   6,100    Home Interiors & Gifts,
            Inc., Term Loan......... B2        B      12/31/06                    5,871,150
  10,826    Jostens, Inc.,
            Term Loan............... B1        BB-    05/31/06 to 12/31/09       10,825,576
      48    Jostens, Inc., Revolving
            Credit Agreement........ B1        BB-    05/31/06                       47,125
                                                                             --------------
                                                                                 19,957,380
                                                                             --------------
            RETAIL--STORES  3.6%
   1,296    Duane Reade, Inc., Term
            Loan.................... Ba2       BB-    02/15/07                    1,299,357
  48,880    Rite Aid Corp., Term
            Loan.................... B2        BB-    06/27/05                   48,146,986
                                                                             --------------
                                                                                 49,446,343
                                                                             --------------
            TECHNOLOGY  0.8%
   3,500    DigitalNet Holdings,
            Inc., Term Loan......... B1        B+     11/26/07                    3,421,250
   7,956    The Titan Corp., Term
            Loan.................... Ba3       BB-    06/30/09                    7,956,259
                                                                             --------------
                                                                                 11,377,509
                                                                             --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  0.7%
   8,354    Broadwing, Inc., Term
            Loan.................... B1        B-     11/09/04 to 06/28/07        7,869,364
   2,253    Orius Corp., Term
            Loan.................... Caa2      NR     01/23/09 to 01/23/10          618,964
   1,127    Orius Corp., Revolving
            Credit Agreement........ Caa2      NR     01/23/05                      873,179

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS (CONTINUED)
$  7,500    WCI Capital Corp., Term
            Loan (a) (c)............ NR        NR     09/30/07               $      128,910
   2,158    WCI Capital Corp.,
            Revolving Credit
            Agreement (a) (c)....... NR        NR     12/30/03                      377,666
                                                                             --------------
                                                                                  9,868,083
                                                                             --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.1%
  20,965    Pacific Crossing, Ltd.,
            Term Loan (a) (c)....... NR        NR     07/28/06                    1,118,148
                                                                             --------------

            TELECOMMUNICATIONS--PAGING  0.6%
   7,750    Arch Western Resources,
            LLC, Term Loan (j)...... Ba1       BB+    04/18/08                    7,754,844
                                                                             --------------

            TELECOMMUNICATIONS--WIRELESS  4.0%
   2,841    American Cellular Corp.,
            Term Loan............... B3        CC     03/31/08 to 03/31/09        2,065,977
   4,000    American Tower Corp.,
            Term Loan............... B2        BB-    12/31/07                    3,804,168
  21,028    BCP SP Ltd., Term Loan
            (a) (g) (l)............. NR        NR     03/31/02 to 03/31/05        6,308,369
   1,500    Centennial Cellular
            Corp., Term Loan........ B3        B      11/30/06                    1,223,250
   8,000    Cricket Communications,
            Inc., Term Loan (a)..... NR        NR     06/30/08                    1,940,000
  23,739    Nextel Finance Co., Term
            Loan.................... Ba3       BB-    12/31/07 to 12/31/08       22,220,045
   3,325    Spectrasite
            Communications, Inc.,
            Term Loan............... B3        CC     12/31/07                    2,969,328
   3,824    Sygnet Wireless, Inc.,
            Term Loan............... NR        NR     12/23/06 to 12/23/07        3,414,762
   8,784    Triton PCS, Inc., Term
            Loan.................... Ba3       BB-    05/04/07                    8,234,550
   4,156    Western Wireless Corp.,
            Term Loan............... B3        B      09/30/08                    3,395,810
                                                                             --------------
                                                                                 55,576,259
                                                                             --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TEXTILES & LEATHER  1.5%
$  1,073    Galey & Lord, Inc., Term
            Loan (c)................ NR        NR     04/02/05 to 04/01/06   $      844,719
   5,402    Malden Mills Industries,
            Inc., Term Loan (a)
            (c)..................... NR        NR     10/28/06                    1,308,902
  18,313    Norcross Safety
            Products, LLC, Term
            Loan.................... B1        NR     09/30/04                   18,221,420
                                                                             --------------
                                                                                 20,375,041
                                                                             --------------
            TRANSPORTATION--CARGO  1.9%
   9,764    American Commercial
            Lines, LLC, Term Loan... Caa1      CCC+   06/30/06 to 06/30/07        7,903,736
   4,380    Atlas Freighter Leasing,
            Inc., Term Loan......... NR        NR     04/25/05 to 04/25/06        3,065,550
   7,241    Evergreen International
            Aviation, Inc.,
            Term Loan............... NR        NR     05/07/03                    6,191,471
   2,666    Ingram Industries, Inc.,
            Term Loan............... NR        NR     07/02/08                    2,642,453
   2,000    RailAmerica, Inc., Term
            Loan.................... Ba3       BB     05/23/09                    1,998,500
   1,146    Roadway Corp., Term
            Loan.................... Baa3      BBB    11/30/06                    1,142,113
   3,359    United States Shipping,
            LLC, Term Loan.......... Ba2       BB     09/12/08                    3,368,102
                                                                             --------------
                                                                                 26,311,925
                                                                             --------------
            TRANSPORTATION--PERSONAL  0.6%
   4,750    Motor Coach Industries,
            Inc., Term Loan......... B2        B      06/16/06                    3,732,436
   3,990    Transcore Holdings,
            Inc., Term Loan......... NR        NR     10/01/06                    3,999,975
                                                                             --------------
                                                                                  7,732,411
                                                                             --------------
            TRANSPORTATION-RAIL MANUFACTURING  0.3%
   3,247    Helm, Inc., Term Loan... NR        NR     10/18/06                    3,003,647
   2,888    RailWorks Corp., Term
            Loan (a)................ NR        NR     11/13/04                    1,082,893
                                                                             --------------
                                                                                  4,086,540
                                                                             --------------
            UTILITIES  2.0%
   5,755    AES Corp., Term Loan.... B2        NR     12/12/05                    5,582,373
   4,800    Consumers Energy Co.,
            Term Loan............... Ba1       NR     07/11/04                    4,824,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            UTILITIES (CONTINUED)
$  2,985    Michigan Electric
            Transmission Co., Term
            Loan.................... Baa2      NR     05/01/07               $    2,981,269
   1,759    Pike Electric, Inc.,
            Term Loan............... NR        NR     04/18/10                    1,769,450
   3,583    Southern California
            Edison Co., Term Loan... Ba2       NR     03/01/03 to 03/01/05        3,578,464
     446    TNP Enterprises, Inc.,
            Term Loan............... Ba2       BB+    03/30/06                      443,397
   8,985    Westar Energy, Inc.,
            Term Loan............... NR        NR     06/05/05                    8,838,614
      10    Westar Energy, Inc.,
            Revolving Credit
            Agreement............... NR        NR     06/05/05                        9,375
                                                                             --------------
                                                                                 28,026,942
                                                                             --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS 124.2%........................    1,724,597,701
                                                                             --------------


NOTES  2.6%
Alderwoods Group, Inc. --($3,462,800 par, 11.00% to 12.25%
  coupon, maturing 01/02/07 to 01/02/09)....................       3,322,511
Comdisco Holdings Co. ($1,385,102 par, 11.00% coupon,
  maturing 08/15/05) (a)....................................       1,378,176
Dade Behring, Inc. ($7,575,042 par, 11.91% coupon, maturing
  10/03/10).................................................       7,953,794
Genesis Health Ventures, Inc. ($9,217,369 par, 6.38% coupon,
  maturing 04/02/07) (h)....................................       8,710,414
PCI Chemicals Canada, Inc. ($5,128,666 par, 10.00% coupon,
  maturing 12/31/08)........................................       3,564,423
Pioneer Cos., Inc. ($1,709,555 par, 4.90% coupon, maturing
  12/31/06) (h).............................................       1,171,045
Premcor Refining Group, Inc. ($3,000,000 par, 4.13% coupon,
  maturing 08/23/03) (h)....................................       2,977,500
Rowe International ($185,317 par, 15.00% coupon, maturing
  11/15/01) (d) (g).........................................               0
Satelites Mexicanos ($9,705,000 par, 5.918% coupon, maturing
  06/30/04), 144A Private Placement (b) (h).................       7,545,638
                                                              --------------

TOTAL NOTES.................................................      36,623,501
                                                              --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

BORROWER                                                          VALUE
EQUITIES  3.8%
Alderwoods Group, Inc. (235,977 common shares) (e)..........  $    1,191,684
American Home Patient, Inc. (Warrants for 68,497 common
  shares) (c) (e)...........................................               0
Audio Visual Services Corp. (70,205 common shares) (e)
  (f).......................................................         737,152
Breed Technologies, Inc. (416,538 common shares) (e) (f)....               0
Comdisco Holdings Co. (20,412 common shares) (e)............       2,204,496
Dade Behring Holdings, Inc. (633,102 common shares) (e).....      11,712,387
Genesis Health Ventures, Inc. (10,483 preferred shares) (e)
  (f).......................................................         885,813
Genesis Health Ventures, Inc. (932,290 common shares) (e)...      14,683,568
Imperial Home Decor Group, Inc. (512,023 common shares) (d)
  (e) (f)...................................................               0
Imperial Home Decor Realty, Inc. (512,023 common shares) (d)
  (e) (f)...................................................               0
Kindred Healthcare, Inc. (499,875 common shares) (e)........       8,487,878
Pioneer Cos., Inc. (331,654 common shares) (e) (f)..........         829,135
Rotech Healthcare, Inc. (484,850 common shares) (e).........       7,878,813
Rotech Medical Corp. (48,485 common shares) (e) (f).........               0
Rowe International, Inc. (87,636 common shares) (d) (e)
  (f).......................................................               0
Safelite Glass Corp. (421,447 common shares) (e) (f)........       3,093,421
Safelite Realty (28,448 common shares) (e) (f)..............               0
TeleSpectrum Worldwide, Inc. (11,618,775 common shares) (d)
  (e) (f)...................................................               0
TeleSpectrum Worldwide, Inc. (8,307 preferred shares) (d)
  (e) (f)...................................................               0
Tembec, Inc. (78,468 common shares) (e).....................         546,922
West American Rubber Co., LLC (5.04% Ownership Interest) (e)
  (f).......................................................               0
                                                              --------------

TOTAL EQUITIES..............................................      52,251,269
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  130.5%
  (Cost $1,995,421,830).....................................   1,813,472,471
                                                              --------------

SHORT-TERM INVESTMENTS  1.4%
REPURCHASE AGREEMENT  1.2%
State Street Bank & Trust Corp. ($16,200,000 par
  collateralized by U.S. Government obligations in a pooled
  cash account, dated 01/31/03, to be sold on 02/03/03 at
  $16,201,593) (j)..........................................      16,200,000
                                                              --------------

TIME DEPOSIT  0.2%
State Street Bank & Trust Corp. ($2,731,958 par, .25%
  coupon, dated 01/31/03, to be sold on 02/03/02 at
  $2,732,015) (j)...........................................       2,731,958
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS  1.4%
  (Cost $18,931,958)........................................      18,931,958
                                                              --------------

TOTAL INVESTMENTS  131.9%
  (Cost $2,014,353,788).....................................   1,832,404,429

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2003 (Unaudited)

BORROWER                                                          VALUE
BORROWINGS (30.6)%..........................................  $ (425,000,000)
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.3)%...............     (18,113,806)
                                                              --------------

NET ASSETS  100.0%..........................................  $1,389,290,623
                                                              ==============

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

(1) Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Affiliated company. See Notes to Financial Statements.

(e) Non-income producing security as this stock currently does not declare dividends.

(f) Restricted Security.

(g) The borrower is in the process of restructuring or amending the terms of this loan.

(h) Variable rate security. Interest rate shown is that in effect at January 31, 2003.

(i) Fixed rate security.

(j) A portion of this security is segregated in connection with unfunded commitments.

(k) This borrower is currently in liquidation.

(l) Payment-in-kind security.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2003 (Unaudited)

ASSETS:
Total Investments (Cost $2,014,353,788).....................  $1,832,404,429
Cash........................................................       2,533,077
Receivables:
  Investments Sold..........................................      13,405,246
  Interest and Fees.........................................       8,181,315
Other.......................................................          65,206
                                                              --------------
    Total Assets............................................   1,856,589,273
                                                              --------------
LIABILITIES:
Payables:
  Borrowings................................................     425,000,000
  Investments Purchased.....................................      39,063,499
  Investment Advisory Fee...................................       1,313,867
  Administrative Fee........................................         309,145
  Distributor and Affiliates................................          89,502
Accrued Expenses............................................         806,433
Accrued Interest Expense....................................         485,609
Trustees' Deferred Compensation and Retirement Plans........         230,595
                                                              --------------
    Total Liabilities.......................................     467,298,650
                                                              --------------
NET ASSETS..................................................  $1,389,290,623
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($1,389,290,623 divided by
  180,010,000 shares outstanding)...........................  $         7.72
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 180,010,000 shares issued and
  outstanding)..............................................  $    1,800,100
Paid in Surplus.............................................   1,795,669,290
Accumulated Undistributed Net Investment Income.............       7,442,685
Net Unrealized Depreciation.................................    (181,949,359)
Accumulated Net Realized Loss...............................    (233,672,093)
                                                              --------------
NET ASSETS..................................................  $1,389,290,623
                                                              ==============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2003 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $  56,851,345
Other.......................................................      2,555,587
                                                              -------------
    Total Income............................................     59,406,932
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      8,018,156
Administrative Fee..........................................      1,886,625
Credit Line.................................................        924,862
Legal.......................................................        671,472
Custody.....................................................        265,326
Trustees' Fees and Related Expenses.........................         23,993
Other.......................................................        455,133
                                                              -------------
    Total Operating Expenses................................     12,245,567
    Interest Expense........................................      4,079,536
                                                              -------------
NET INVESTMENT INCOME.......................................  $  43,081,829
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (7,489,440)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (146,657,331)
  End of the Period.........................................   (181,949,359)
                                                              -------------
Net Unrealized Depreciation During the Period...............    (35,292,028)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $ (42,781,468)
                                                              =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $     300,361
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED     YEAR ENDED
                                                    JANUARY 31, 2003   JULY 31, 2002
                                                    ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $   43,081,829    $   89,866,208
Net Realized Loss..................................      (7,489,440)      (87,927,766)
Net Unrealized Depreciation During the Period......     (35,292,028)      (11,950,146)
                                                     --------------    --------------
Change in Net Assets from Operations...............         300,361       (10,011,704)

Distributions from Net Investment Income...........     (40,970,205)      (92,687,003)
                                                     --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................     (40,669,844)     (102,698,707)

NET ASSETS:
Beginning of the Period............................   1,429,960,467     1,532,659,174
                                                     --------------    --------------
End of the Period (Including accumulated
  undistributed net investment income of $7,442,685
  and $5,331,061, respectively)....................  $1,389,290,623    $1,429,960,467
                                                     ==============    ==============

See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2003 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $    300,361
                                                              ------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    22,104,278
  Increase in Interest and Fees Receivables.................      (383,206)
  Increase in Receivable for Investments Sold...............    (4,456,853)
  Decrease in Other Assets..................................        19,872
  Increase in Investment Advisory Fee Payable...............        34,514
  Increase in Administrative Fee Payable....................         8,121
  Decrease in Distributor and Affiliates Payable............      (195,954)
  Decrease in Payable for Investments Purchased.............   (29,062,491)
  Increase in Accrued Expenses..............................       278,687
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................        17,493
                                                              ------------
    Total Adjustments.......................................   (11,635,539)
                                                              ------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................   (11,335,178)
                                                              ============
CASH FLOWS FROM FINANCING ACTIVITIES:
Change in Bank Borrowings...................................    54,841,000
Change in Accrued Interest Expense..........................       (29,740)
Cash Dividends Paid.........................................   (40,970,205)
                                                              ------------
    Net Cash Used for Financing Activities..................    13,841,055
                                                              ------------
NET INCREASE IN CASH........................................     2,505,877
Cash at Beginning of the Period.............................        27,200
                                                              ------------
CASH AT THE END OF THE PERIOD...............................  $  2,533,077
                                                              ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                                        JUNE 24, 1998
                              SIX MONTHS                                                (COMMENCEMENT
                                 ENDED                 YEAR ENDED JULY 31,              OF INVESTMENT
                              JANUARY 31,   -----------------------------------------   OPERATIONS) TO
                                 2003       2002 (E)     2001       2000       1999     JULY 31, 1998
                              ------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF THE PERIOD (A)..........   $   7.94     $   8.51   $   9.65   $  10.08   $  10.07      $   9.99
                               --------     --------   --------   --------   --------      --------
 Net Investment Income......        .24          .49        .79        .81        .77           .07
 Net Realized and Unrealized
   Gain/Loss................       (.23)        (.55)     (1.10)      (.42)       -0-           .01
                               --------     --------   --------   --------   --------      --------
Total from Investment
 Operations.................        .01         (.06)      (.31)       .39        .77           .08
                               --------     --------   --------   --------   --------      --------
Less:
 Distributions from Net
   Investment Income........        .23          .51        .83        .81        .76           -0-
 Distributions from Net
   Realized Gain............        -0-          -0-        -0-        .01        -0-           -0-
                               --------     --------   --------   --------   --------      --------
Total Distributions.........        .23          .51        .83        .82        .76           -0-
                               --------     --------   --------   --------   --------      --------
NET ASSET VALUE, END OF THE
 PERIOD.....................   $   7.72     $   7.94   $   8.51   $   9.65   $  10.08      $  10.07
                               ========     ========   ========   ========   ========      ========

Common Share Market Price at
 End of the Period..........   $   7.09     $   6.67   $   7.79   $   8.75   $ 9.5625      $10.0625

Total Return (b)............      9.93%**     -8.05%     -1.42%       .61%      2.98%          .63%**
Net Assets at End of the
 Period (In millions).......   $1,389.3     $1,430.0   $1,532.7   $1,736.5   $1,815.1      $1,812.1
Ratio of Operating Expenses
 to Average Net Assets*.....      1.30%        1.22%      1.63%      1.75%      1.66%         1.18%
Ratio of Interest Expense to
 Average Net Assets.........       .43%         .44%      2.15%      2.49%      2.37%          .28%
Ratio of Net Investment
 Income to Average Net
 Assets*....................      4.57%        4.95%      8.90%      8.19%      7.72%         6.94%
Portfolio Turnover (c)......        34%**        65%        55%        57%        28%            3%**
   SENIOR INDEBTEDNESS:
   Total Borrowing
     Outstanding (In
     thousands).............   $425,000     $370,159   $375,000   $700,000   $800,000      $400,000
   Asset Coverage Per $1,000
     Unit of Senior
     Indebtedness (d).......      4,269        4,863      5,087      3,481      3,269         5,530

 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the Ratio of Operating Expenses to Average Net Assets and the Ratio of Net Investment Income to Average Net Assets would have been 1.21% and 6.90% for the period ended July 31, 1998.

** Non-Annualized

(a) Net asset value on June 24, 1998 of $10.00 is adjusted for common share offering costs of $.013.

(b) Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interest.

(d) Calculated by subtracting the Trust's total liabilities (not including the Borrowings) from the Trust's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e) As required, effective August 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended July 31, 2002 was to decrease the ratio of net investment income to average net assets by .01%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for the periods prior to July 31, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust's volatility. The Trust commenced investment operations on June 24, 1998.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Senior Loans are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Trust's portfolio. The fair value of Senior Loans are reviewed and approved by the Trust's Valuation Committee and the Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

    The Trust may invest in repurchase agreements, which are short-term investments in which the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note, or other fixed income security. Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2002, the Trust had an accumulated capital loss carryforward for tax purposes of $127,568,090, which will expire between July 31, 2009 and 2010.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    At January 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $2,059,820,314
                                                                --------------
Gross tax unrealized appreciation...........................    $   13,493,878
Gross tax unrealized depreciation...........................      (231,597,279)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (218,103,401)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Trust intends to declare and pay monthly dividends from net investment income to common shareholders. Net realized gains, if any, are to be distributed at least annually to common shareholders. Distributions from net realized gains for book purposes may include short term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid for the year ended July 31, 2002 was as follows:

                                                                 2002
Distributions paid from:
  Ordinary income...........................................  $92,687,003

    As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $2,558,782

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses resulting from wash sale transactions and other losses that were recognized for book purposes but not tax purposes at the end of the fiscal year.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee of .85% of the average daily managed assets. Managed assets are defined as the gross asset value of the Trust minus the sum of accrued liabilities, other than the aggregate amount of borrowings undertaken by the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc., the Trust's Administrator, at an annual rate of .20% of the average daily managed assets of the Trust. The administrative services provided by the Administrator include

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 2003, the Trust recognized expenses of approximately $301,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the six months ended January 31, 2003, the Trust recognized expenses of approximately $31,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as "Legal" expenses in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to deter all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940 as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                                        INTEREST/
                               PAR/        REALIZED     DIVIDEND    MARKET VALUE
NAME                          SHARES*     GAIN/(LOSS)    INCOME       1/31/03         COST
Imperial Home Decor Group,
 Inc., Term Loan..........  $ 1,422,288      $-0-       $ 46,891     $   64,003    $1,367,833
Imperial Home Decor Group,
 Inc., Common Stock.......      512,023       -0-            -0-            -0-       522,263
Imperial Home Decor
 Realty, Inc., Common
 Stock....................      512,023       -0-            -0-            -0-           -0-
Rowe International, Inc.,
 Term Loan................  $ 6,057,575       -0-        161,538        188,260     5,416,294

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

                                                        INTEREST/
                               PAR/        REALIZED     DIVIDEND    MARKET VALUE
NAME                          SHARES*     GAIN/(LOSS)    INCOME       1/31/03         COST
Rowe International, Inc.,
 Revolving Credit
 Agreement................       95,625      $-0-       $  2,967     $      -0-    $   93,335
Rowe International,
 Inc. ....................      185,317       -0-         14,013            -0-       185,317
Rowe International, Inc.,
 Common Stock.............       87,636       -0-            -0-            -0-           -0-
Telespectrum Worldwide,
 Inc., Term Loan..........  $ 1,869,163       -0-         81,553      1,205,610     1,108,323
Telespectrum Worldwide,
 Inc., Common & Preferred
 Stock....................   11,627,082       -0-            -0-            -0-           -0-

* Shares were acquired through the restructuring of Senior loan interests.

    At January 31, 2003, Van Kampen owned 10,000 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $623,009,441 and $643,583,398, respectively.

4. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $67,735,100 as of January 31, 2003. The Trust generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

5. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2003 (Unaudited)

    At January 31, 2003, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT         VALUE
SELLING PARTICIPANT                                             (000)         (000)
Goldman Sachs Credit Partners, L.P. ........................   $17,846     $17,177,536
Credit Suisse First Boston..................................     1,146       1,142,113
                                                               -------     -----------
Total.......................................................   $18,992     $18,319,649
                                                               =======     ===========

6. BORROWINGS

In accordance with its investment policies, the Trust may borrow money for investment purposes in an amount up to approximately 33 1/3% of the Trust's total assets.

    The Trust had entered into an $500 million revolving credit agreement with VVR Funding LLC, a Delaware limited liability company whose sole purpose is the issuance of commercial paper, which was terminated on September 25, 2002. As of September 25, 2002, the Trust has entered into a $700 million revolving credit and security agreement. This revolving credit agreement is secured by the assets of the Trust. For the six months ended January 31, 2003, the average daily balance of borrowings under the revolving credit agreement was $483,891,790 with a weighted average interest rate of 1.67%.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              2800 Post Oak Blvd.

                             Attn: Closed-End Funds

                               Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SENIOR INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISOR

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
VVR SAR 3/03                                                   Member NASD/SIPC.
                                                                10137C03-AS-3/03